Exhibit 10.2

3,903,720 Units

MAGNUM HUNTER RESOURCES CORPORATION

Common Stock and Warrants

PLACEMENT AGENCY AGREEMENT

November 10, 2009

Canaccord Adams Inc.
99 High Street, 11th Floor
Boston, Massachusetts 02110

Ladies and Gentlemen:

Magnum Hunter Resources Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this "Agreement") and the Subscription Agreements in the form of Exhibit A attached hereto (the "Subscription Agreements") to be entered into with the investors identified therein (each, an "Investor" and collectively, the "Investors"), to issue and sell up to an aggregate of 3,903,720 Units (the "Units"), each Unit consisting of one share  of the Company's common stock, $0.01 par value (the "Common Stock") and one-fifth of a warrant to purchase one share of Common Stock (each whole warrant, a "Warrant").  The Company hereby confirms its several agreements with Canaccord Adams Inc. ("Canaccord") as set forth below.  Canaccord is referred to herein as the "Placement Agent".  The Units are more fully described in the Prospectus (as defined below).

1.             Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)            The Company hereby engages the Placement Agent, as the exclusive agent of the Company, to, on a commercially reasonable best efforts basis, solicit offers to purchase Units from the Company on the terms and subject to the conditions set forth in the Subscription Agreements and Prospectus (as defined below).  The Placement Agent shall use commercially reasonable best efforts to assist the Company in obtaining performance by each Investor whose offer to purchase the Units was solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Units for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company's agent and not as principal.  The Placement Agent shall not have any authority to bind the Company with respect to any prospective offer to purchase Units and the Company shall have the sole right to accept offers to purchase Units and may reject any such offer, in whole or in part.  The Placement Agent has the right, after discussion with the Company, to reject any offer to purchase Units received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(b)            As compensation for services rendered by the Placement Agent hereunder, on the Closing Date (as defined below), the Placement Agent shall receive from the Company, in the manner provided in Section 6(f), an aggregate amount equal to five percent (5.0%) of the gross proceeds received by the Company from the sale of the Units on such Closing Date (the "Agency Fee").  The Placement Agent agrees that the foregoing compensation, together with any expense reimbursement payable hereunder, constitutes all of the compensation that the Placement Agent shall be entitled to receive in connection with the Offering contemplated hereby.

(c)            The Units are being sold to the Investors at a price of $1.73 per unit (the "Purchase Price") as set forth on the cover page of the Prospectus (as defined below). The purchases of Units by the Investors shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto in the form attached hereto as Exhibit A.

(d)            Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase shares of the Common Stock or any securities convertible into Common Stock (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent in accordance herewith.

(e)            No Units which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Units shall have been delivered to the Investor purchasing such Units against payment therefor by such Investor. If the Company shall default in its obligations to deliver Units to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of the default by the Company in accordance with the procedures set forth in Section 6(c) hereof.

(f)            Payment of the purchase price for, and delivery of the Units shall be made at a closing (the "Closing") at the offices of Bracewell & Giuliani LLP, counsel for the Placement Agent, located at 711 Louisiana Street, Houston, Texas, at 11:00 a.m., New York City time, on November 16, 2009 or at such other time and date as the Placement Agent and the Company determine pursuant to Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such date of payment and delivery being herein referred to as the "Closing Date").  Unless otherwise specified in the applicable Subscription Agreement, the Units will be settled (i) through the facilities of The Depository Trust Company's DWAC system or (ii) The Depository Trust Company's delivery versus payment (DVP) settlement service. Payment of the purchase price for the Units shall be made in the manner set forth in the applicable Subscription Agreement by Federal Funds wire transfer, against delivery of the Units to such persons and shall be registered in the name or names and shall be in such denominations as the Placement Agent may request at least one business day before the Closing Date. Payment of the purchase price for the Units to be purchased by Investors shall be made pursuant to instructions contained in the Subscription Agreement.  Prior to the Closing, each such Investor shall deposit with (i) the Company or (ii) the applicable Placement Agent, pursuant to the Subscription Agreement, an amount (the "Purchase Amount") equal to the product of (x) the number of Units such Investor has agreed to purchase and (y) the Purchase Price. The aggregate of all such Purchase Amounts is herein referred to as the "Purchase Funds." Subject to the terms and conditions hereof and of the Subscription Agreements, the Placement Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the Purchase Funds so held by the Placement Agent, reduced by an amount equal to the sum of the aggregate Agency Fee payable to the Placement Agent and the Placement Agent's bona fide estimate of the amount, if any, of expenses for which the Placement Agent is entitled to reimbursement pursuant hereto. At least one day prior to the Closing Date, the Placement Agent shall submit to the Company its bona fide estimate of the amount, if any, of expenses for which the Placement Agent is entitled to reimbursement pursuant hereto. As soon as reasonably practicable after the Closing Date, the Placement Agent shall submit to the Company its expense reimbursement invoice and the Company or the Placement Agent, as applicable, shall make any necessary reconciling payment(s) within thirty days after receipt of such invoice. The Company shall remit to the Placement Agent any remaining Agency Fees or any Placement Agent's expenses for which the Placement Agent is entitled to reimbursement.

2.             Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Date and agrees with the Placement Agent, as follows:

(a)           Filing of Registration Statement. The Company has prepared and filed, in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules and Regulations") adopted by the Securities and Exchange Commission (the "Commission"), a registration statement, including a prospectus, on Form S-3 (File No. 333-161937), which became effective as of October 15, 2009, relating to the Units and the offering thereof (the "Offering") from time to time in accordance with Rule 415(a)(1)(x) of the Rules and Regulations, and such amendments thereof as may have been required to the date of this Agreement. The term "Registration Statement" as used in this Agreement means the aforementioned registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Securities Act, (the "Effective Time"), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information in the corresponding Base Prospectus (as defined below) or a prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed pursuant to Rule 430A ("Rule 430A"), 430B ("Rule 430B") or 430C ("Rule 430C") under the Securities Act to be a part thereof at the Effective Time. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (the "Rule 462(b) Registration Statement"), then any reference herein to the term "Registration Statement" shall also be deemed to include such Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus (as defined below), the Prospectus (as defined in below) or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Exchange Act and which is deemed to be incorporated therein by reference therein or otherwise deemed to be a part thereof.

(b)           Effectiveness of Registration Statement; Certain Defined Terms. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act.  The Registration Statement meets, and the offering and sale of the Units as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(4) and (a)(5) of the Rules and Regulations). The Company has complied, to the Commission's satisfaction, with all requests of the Commission for additional or supplemental information. No stop order preventing or suspending use of the Registration Statement, any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the Offering have been instituted or are pending or, to the Company's knowledge, are contemplated or threatened by the Commission, and any request received by the Company on the part of the Commission for additional information has been complied with. As used in this Agreement:

(1)            "Base Prospectus" means the prospectus included in the Registration Statement at the Effective Time.

(2)            "Disclosure Package" means (i) the Statutory Prospectus, (ii) each Issuer Free Writing Prospectus, if any, filed or used by the Company on or before the Effective Time and listed on Schedule II hereto (other than a roadshow that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations) and (iii) the pricing and other information as set forth on Exhibit B hereto, all considered together.

(3)       "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the Rules and Regulations relating to the Units in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) of the Rules and Regulations.

(4)            "Preliminary Prospectus" means any preliminary prospectus supplement, subject to completion, relating to the Units, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act for use in connection with the offering and sale of the Units, together with the Base Prospectus attached to or used with such preliminary prospectus supplement.

(5)            "Prospectus" means the final prospectus supplement, relating to the Units, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to the Placement Agent, for use in connection with the offering and sale of the Units that discloses the public offering price and other final terms of the Units, together with the Base Prospectus attached to or used with such final prospectus supplement.

(6)            "Statutory Prospectus" means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Time of Sale, including any document incorporated by reference therein, and any prospectus supplement.

(7)            "Time of Sale" means 3:55 p.m., New York City time, on the date of this Agreement.

(c)            Contents of Registration Statement. The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Sale and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units (the "Prospectus Delivery Period"), will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided, that the Company makes no representation or warranty in this subsection (c) with respect to statements in or omissions from the Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent's Information (as defined in Section 7 hereof).

(d)           Contents of Prospectus. The Prospectus will comply, as of the date that it is filed with the Commission, the date of its delivery to Investors and at all times during the Prospectus Delivery Period, in all material respects, with the requirements of the Securities Act; at no time during the period that begins on the date the Prospectus is filed with the Commission and ends at the end of the Prospectus Delivery Period will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, that the Company makes no representation or warranty with respect to statements in or omissions from the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent's Information (as defined below).  The Prospectus contains all required information under the Securities Act with respect to the Units and the distribution of the Units.

(e)           Incorporated Documents. Each of the documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act, was filed on a timely basis with the Commission and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            Disclosure Package. The Disclosure Package, as of the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties in this subsection (f) with respect to statements in or omissions from the Disclosure Package in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent's Information.

(g)           Distributed Materials; Conflict with Registration Statement. Other than the Base Prospectus, any Preliminary Prospectus and the Prospectus, the Company has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Units other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule II hereto and other written communications approved in advance by the Placement Agent.

(h)           Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus, if any, when considered together with the Disclosure Package, as of its issue date and at all subsequent times through the completion of the Prospectus Delivery Period did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading; provided, that the Company makes no representation or warranty with respect to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent's Information.

(i)            Not an Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units and (ii) at the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 under the Securities Act ("Rule 405").

(j)            Due Incorporation.

(1)       The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as it is currently being conducted and as described in the Registration Statement, the Prospectus and the Disclosure Package. The Company is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing or have such power or authority would not (i) have, individually or in the aggregate, a material adverse effect upon the general affairs, business, operations, properties, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) impair in any material respect the power or ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement and the Subscription Agreements, including the issuance and sale of the Units (any such effect as described in clauses (i) or (ii), a "Material Adverse Effect");

(2)       Each of the subsidiaries of the Company has been duly incorporated or formed, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Registration Statement, the Prospectus and the Disclosure Package, and each has been duly qualified as a foreign corporation, limited liability company or limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not result in any Material Adverse Effect.

(k)            Subsidiaries. Except for PRC Williston, LLC, Sharon Resources, Inc., Triad Hunter LLC and Sharon Hunter Resources, Inc. and as otherwise described in the Registration Statement, the Prospectus and the Disclosure Package, the Company has no subsidiaries and does not own any beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.

(l)            Due Authorization and Enforceability. The Company has the full right, power and authority to enter into this Agreement and the Subscription Agreements, and to perform and discharge its obligations hereunder and thereunder; and each of this Agreement and the Subscription Agreements has been (or, in the case of the Subscription Agreements, will be) duly authorized, executed and delivered by the Company, and constitutes (or will constitute) a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(m)           The Units. The issuance of the Units has been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable, will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company which have not been waived or complied with, and will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

(n)           Capitalization. The information set forth under the caption "Capitalization" in the Statutory Prospectus (and any similar sections or information, if any, contained in the Disclosure Package) is fairly presented on a basis consistent with the Company's financial statements. The certificates evidencing the Units are in due and proper legal form and have been duly authorized for issuance by the Company.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock" (and any similar sections or information, if any, contained in the Disclosure Package). The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase or acquire any securities of the Company or any of its subsidiaries. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus and the Disclosure Package. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus and the Disclosure Package, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.  The issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any lien, encumbrance, security interest, claim or charge, other than those described in, or incorporated by reference into the Registration Statement and the Prospectus.  All the outstanding shares of capital stock of each "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X (such a significant subsidiary of the Company, a "Significant Subsidiary") of the Company have been duly authorized and validly issued, are fully paid and nonassessable and except to the extent set forth in the Disclosure Package and the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any lien, encumbrance, security interest, claim or charge, restriction upon voting or transfer or any other claim of any third party.

(o)           No Conflict. The execution, delivery and performance by the Company of this Agreement and the Subscription Agreements, and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Units by the Company, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with or without notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or its subsidiaries pursuant to (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties may be bound or to which any of their property or assets is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or assets.

(p)           No Consents Required. No approval, authorization, consent or order of or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required in connection with the Company's execution, delivery and performance of this Agreement or the Subscription Agreements, the consummation by the Company of the transactions contemplated hereby or thereby or the issuance and sale of the Units other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Units under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Placement Agent, (iii) under the rules and regulations of the Financial Industry Regulatory Authority, Inc. ("FINRA") (other than any approval required with respect to the Base Prospectus), (iv) the New York Stock Exchange Amex Equities, ("NYSE Amex") or (v) any required filing on Form 8-K under the Exchange Act.

(q)           Preemptive Rights. There are no preemptive rights or other rights (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied or as described in the Prospectus) to subscribe for or to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company or any of its subsidiaries, or any agreement or arrangement between the Company and any of the Company's stockholders or between any of the Company's subsidiaries and any of such subsidiary's stockholders, or to the Company's knowledge, between or among any of the Company's stockholders or any of its subsidiaries' stockholders, which grant special rights with respect to any shares of the Company's or any of its subsidiaries' capital stock or which in any way affect any stockholder's ability or right to alienate freely or vote such shares.

(r)           Registration Rights. Except for the Company’s registration obligation for the Common Stock underlying certain warrants pursuant to the Securities Purchase and Registration Rights Agreement dated November 5, 2009 (the “Underlying Warrant Stock Registration Statement”), there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company or any of its subsidiaries to register any securities with the Commission.

(s)           Independent Accountants. Malone & Bailey, PC, whose reports on the consolidated financial statements of the Company are incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, is (i) an independent public accounting firm within the meaning of the Securities Act, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act")), and (iii) to the Company's knowledge, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.  Except as disclosed in the Registration Statement and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Malone & Bailey, PC has not been engaged by the Company to perform any "prohibited activities" (as defined in Section 10A of the Exchange Act).

(t)           Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and (ii) the consolidated results of operations, stockholders' equity and changes in cash flows of the Company and its consolidated subsidiaries for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). The historical consolidated financial statements of the Triad Energy Corporation and certain of its affiliates ("Triad"), together with the related schedules and notes thereto set forth or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of Triad as of the dates indicated and (ii) the consolidated results of operations, stockholders' equity and changes in cash flows of Triad for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).  There are no other financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and present fairly the information shown therein and the Company's basis for using such measures.

(u)            Pro Forma Financial Information.  The pro forma financial statements included in the Registration Statement, the Prospectus and the General Disclosure Package reflect, subject to the limitations set forth therein as to such pro forma financial information, the results of operations of the Company and its consolidated subsidiaries purported to be shown thereby for the periods indicated and conform to the requirements of Regulation S-X of the Rules and Regulations under the Securities Act, and management of the Company believes (i) the assumptions underlying the pro forma adjustments are reasonable, (ii) that such adjustments have been properly applied to the historical amounts in the compilation of such pro forma statements and notes thereto, and (iii) that such statements and notes thereto present fairly, with respect to the Company and its consolidated subsidiaries, the pro forma financial position and results of operations and the other information purported to be shown therein at the respective dates or for the respective periods therein specified.

(v)           Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, and the delivery to JP Morgan Chase, as escrow agent (the “Escrow Agent”), of an aggregate of 601,652 shares of Common Stock to satisfy the Company’s deposit obligation in the Triad acquisition, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company or any of its subsidiaries, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its subsidiaries, which is material to the Company or any of its subsidiaries, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (v) any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company or any of its subsidiaries (other than upon conversion of convertible indebtedness) or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company's stock option plans existing on the date hereof) of the Company or any of its subsidiaries.

(w)           Legal Proceedings. Except as disclosed in the Company's filings with the Commission, there are no legal or governmental actions, suits, claims or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of its subsidiaries is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company or such subsidiary, would reasonably be likely to result in a Material Adverse Effect or prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby. To the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by other third parties.

(x)            No Violation. Neither the Company nor any of its subsidiaries is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws (or analogous governing instrument, as applicable) or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or such subsidiary is a party or by which any of its properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

(y)           Permits. The Company and each of its subsidiaries have made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as described in the Disclosure Package (collectively, "Permits"), and is in compliance in all material respects with the terms and conditions of all such Permits. All such Permits are valid and in full force and effect. Neither the Company nor any of its subsidiaries has received any notice of any proceedings relating to revocation or modification of, any such Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.  Except as may be required under the Securities Act and state and foreign Blue Sky laws and the rules and regulations of FINRA, no other Permits are required for the Company or any of its subsidiaries to enter into, deliver and perform this Agreement and to issue and sell the Units to be issued and sold by the Company hereunder.

(z)            Not an Investment Company. The Company is not or, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be (i) required to register as an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "business development company" (as defined in Section 2(a)(48) of the Investment Company Act).

(aa)          No Price Stabilization. Neither the Company nor any of its subsidiaries, or any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in, or which has constituted or which would reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

(bb)         Good Title to Property. The Company and each of its subsidiaries has good and defensible title to all property (whether real or personal) described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, "Liens"), except such as are described in the Registration Statement, the Disclosure Package and the Prospectus and those that would not, individually or in the aggregate materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the property described in the Registration Statement, Disclosure Package and the Prospectus as being held under lease by the Company or any of its subsidiaries is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that, individually or in the aggregate, are not material and do not materially interfere with the use made and proposed to be made of such property by the Company or such subsidiary.

(cc)          Intellectual Property Rights. The Company and each of its subsidiaries owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, "Intellectual Property") necessary to carry on its businesses as currently conducted, and as proposed to be conducted as described in the Disclosure Package and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Disclosure Package and the Prospectus are, to the knowledge of the Company, valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms. The Company and each of its subsidiaries has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person of any Intellectual Property license.  The Company's and each of its subsidiaries' business as now conducted and as proposed to be conducted, to the knowledge of the Company, does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. Neither the Company nor any of its subsidiaries has received notice of any claim against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each of its subsidiaries has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company's or any of its subsidiaries' right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.  Neither the Company nor any of its subsidiaries owns any patents or has made application for the issuance of a patent.  To the Company's knowledge, no employee of the Company or any of its subsidiaries is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee's employment with the Company or any of the Company's subsidiaries or actions undertaken by the employee while employed with the Company or any of the Company's subsidiaries.

(dd)          No Labor Disputes. No labor problem or dispute with the employees of the Company or any of the Company's subsidiaries exists, or, to the Company's knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any of the Company's subsidiaries plans to terminate employment with the Company or any of the Company's subsidiaries. Neither the Company nor any of its subsidiaries has engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its subsidiaries and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of its subsidiaries.

(ee)          Taxes. Except as disclosed in its filings with the Commission, the Company and each of its subsidiaries (i) has timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefor) that have been required to be filed and (ii) is not in default in the payment of any taxes which were payable pursuant to such returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith and for which adequate reserves have been provided and reflected in the Company's financial statements included in the Registration Statement, the Disclosure Package and the Prospectus. Neither the Company nor any of its subsidiaries has any tax deficiency that has been or, to the knowledge of the Company, is reasonably likely to be asserted or threatened against it that would result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.

(ff)           ERISA. The Company and each of its subsidiaries is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; neither the Company nor any of its subsidiaries has incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(gg)         Compliance with Environmental Laws. The Company and each of its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of human health and safety or the environment which are applicable to their businesses ("Environmental Laws"); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(hh)         Insurance. The Company and each of its subsidiaries maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with insurance policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. The Company has no reason to believe that it and its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has been denied any material insurance policy or coverage for which it has applied.  Neither the Company nor any of its subsidiaries insures risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the Disclosure Package.

(ii)        Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(jj)           Disclosure Controls. The Company has established, maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, or report financial data to management and the Board of Directors of the Company. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.  A member of the Audit Committee of the Board of Directors of the Company (the "Audit Committee") has confirmed to the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company that, except as set forth in the Disclosure Package, the Audit Committee is not reviewing or investigating, and neither the Company's independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (iv) adding to, deleting, changing the application of or changing the Company's disclosure with respect to, any of the Company's material accounting policies, (v) any manner which could result in a restatement of the Company's financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting.

(kk)          Minute Books.  The minute books of the Company and each of its subsidiaries that would be a Significant Subsidiary have been made available upon request to the Placement Agent and counsel for the Placement Agent, and such books (i) contain a materially complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Significant Subsidiaries since the time of its incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(ll)           Contracts; Off-Balance Sheet Interests. There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any "variable interests" in "variable interest entities," as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Disclosure Package or to be filed as an exhibit to the Registration Statement or document incorporated by reference therein, which is not described or filed as required.  Each description of a document, contract, permit or instrument in the Registration Statement or the Disclosure Package accurately reflects in all material respects the terms of the underlying document, contract, permit or instrument.  The documents, contracts, permits and instruments described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof.  Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any case which default or event, individually or in the aggregate, would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or a subsidiary, if a subsidiary is a party thereto, of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or the subsidiary's properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(mm)        No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of their affiliates on the other hand, which is required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and which has not been so described.

(nn)         Brokers Fees. Except as disclosed in the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a claim against the Company or the Placement Agent for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Units.

(oo)          Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Disclosure Package or the Prospectus have been made or reaffirmed without a reasonable basis therefor or have been disclosed other than in good faith.

(pp)         NYSE Amex; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the NYSE Amex, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE Amex, nor has the Company received any notification that the Commission or the NYSE Amex is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NYSE Amex for maintenance of inclusion of the Common Stock thereon. The Company has filed a notification of the listing of the additional shares of Common Stock, including the shares of Common Stock underlying the Warrants, to be issued by the Company pursuant to this Agreement and the Subscription Agreement, on the NYSE Amex.

(qq)        Sarbanes-Oxley Act. The Company, and to its knowledge, each of the Company's directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission. Each of the principal executive officer and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by him or her with the Commission. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(rr)           Foreign Corrupt Practices. Neither the Company nor, to the Company's knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or any of its subsidiaries has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ss)          Affiliate Transactions.  There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.  The Company does not, directly or indirectly, including through any subsidiary, have any outstanding personal loans or other credit extended to or for any of its directors or executive officers.

(tt)           Statistical or Market-Related Data. Any statistical, industry-related or market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(uu)         Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA PATRIOT Act, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened against the Company or any of its subsidiaries.

(vv)         OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company's knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ww)        Margin Securities. The Company does not own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Units to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

(xx)          Rated Securities. At the Time of Sale there were, and as of the Closing Date there will be, no securities of or guaranteed by the Company that are rated by a "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) promulgated under the Securities Act.

(yy)          FINRA Affiliations. There are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company's officers, directors or 5% or greater securityholders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the one hundred eightieth (180th) day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(zz)          Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(aaa)        Trading Market. Assuming the accuracy of the representations of the Investors in the Subscription Agreements, no approval of the shareholders of the Company under the rules and regulations of any trading market is required for the Company to issue and deliver to the Investors the Units.

(bbb)       Reserve Reports.  The information underlying the estimates of the reserves of the Company and its subsidiaries, which was supplied by the Company to Cawley Gillespie & Associates, Inc., ("Cawley"), independent petroleum engineers, for purposes of preparing the reserve reports incorporated by reference into the Registration Statement (the "Reserve Reports"), including, without limitation, production, volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts under hedging arrangements, costs of operations and development, and working interest and net revenue interest information relating to the Company's ownership interests in properties, was true and correct in all material respects on the dates of such Reserve Reports; the estimates of future capital expenditures and other future exploration and development costs supplied to Cawley were prepared in good faith and with a reasonable basis; the information provided to Cawley by the Company for purposes of preparing the Reserve Reports was prepared in accordance with customary industry practices; Cawley was, as of the dates of the Reserve Reports, and is, as of the date hereof, independent petroleum engineers with respect to the Company; other than any decrease in reserves resulting from normal production of the reserves and intervening spot market product price fluctuations or as disclosed in the Preliminary Prospectus Supplement and incorporated by reference into the Registration Statement, to the knowledge of the Company, there are not any facts or circumstances that would adversely affect the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as disclosed in the Preliminary Prospectus Supplement and incorporated by reference into the Registration Statement and reflected in the Reserve Reports such as to cause a material adverse change; estimates of such reserves and the present value of the future net cash flows therefrom as disclosed in the Preliminary Prospectus Supplement and incorporated by reference into the Registration Statement and reflected in the Reserve Reports comply in all material respects to the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act.

(ccc)       To the best of the Company's knowledge, information and belief, none of the current directors or officers of the Company or any of its subsidiaries (or such shareholders' respective principals) is or has ever been subject to prior regulatory, criminal or bankruptcy proceedings in the U.S. or elsewhere.

(ddd)        The Company has not provided and has not authorized any other person to act on its behalf to provide any Investor or its respective agents or counsel with any information about the Company that constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent in connection with the offering of the Units shall be deemed a representation and warranty by the Company to the Placement Agent and the Investors as to the matters covered thereby.

3.             Covenants. The Company covenants and agrees with the Placement Agent as follows:

(a)           Reporting Obligations; Exchange Act Compliance. The Company will file: (i) any Preliminary Prospectus and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act, as applicable, (ii) any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iii) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus during the Prospectus Delivery Period, and (iv) furnish copies of each Issuer Free Writing Prospectus, if any, (to the extent not previously delivered) to the Placement Agent prior to 11:00 a.m. New York City time, on the second business day next succeeding the date of this Agreement in such quantities as the Placement Agent shall reasonably request.

 (b)           Continued Compliance with Securities Law. If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will (i) promptly notify the Placement Agent so that any use of the Disclosure Package may cease until it is amended or supplemented and (ii) amend or supplement the Disclosure Package to correct such statements or omission. If, during the Prospectus Delivery Period, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will (A) promptly notify the Placement Agent of such event and (B) promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agent and, to the extent applicable, the dealers and any other dealers upon request of any Placement Agent, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  The Company will deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) any Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iii) the Prospectus (the delivery of the documents referred to in clauses (i), (ii) and (iii) of this subsection (b) to be made not later than 10:00 a.m., New York City time, on the business day following the execution and delivery of this Agreement), (iv) conformed copies of any amendment to the Registration Statement (excluding exhibits), (v) any amendment or supplement to the Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (iv) and (v) of this subsection (b) to be made not later than 10:00 a.m., New York City time, on the business day following the date of such amendment or supplement) and (vi) any document incorporated by reference in the Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (v) of this subsection (b) to be made not later than 10:00 a.m., New York City time, on the business day following the date of such document).

(c)           Issuer Free Writing Prospectuses. The Company will (i) not make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Placement Agent approves its use in writing prior to first use (each, a "Permitted Free Writing Prospectus"); provided, that the prior written consent of the Placement Agent shall be deemed to have been given in respect of any electronic road show; (ii) treat each Permitted Free Writing Prospectus prepared or approved by the Company as an Issuer Free Writing Prospectus; (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to filing timely with the Commission, legending and record keeping; and (iv) not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder. The Company and the Placement Agent, as applicable, will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(d)           Conflicting Issuer Free Writing Prospectus. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Units or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent's Information.

 (e)           Blue Sky Laws. The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Units for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may request for the distribution of the Units, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any exemption relating to) the Units for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

 (f)           Earnings Statement. As soon as practicable, the Company will make generally available to holders of its securities and deliver to the Placement Agent, an earnings statement of the Company (which need not be audited) covering a period of at least 12 months beginning after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

 (g)          Use of Proceeds. The Company will apply the net proceeds from the sale of the Units in the manner set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading "Use of Proceeds."

 (h)           Public Communications. Prior to 9:00 a.m. New York City time on the business day immediately subsequent to the date hereof, the Company shall issue a press release (the "Press Release") reasonably acceptable to the Placement Agent disclosing the execution of this Agreement, the Subscription Agreements and the transactions contemplated hereby and thereby.  Except for (i) an earnings release for the quarter ended September 30, 2009 and the related Current Report on Form 8-K, (ii) a Current Report on Form 8-K describing the Company’s issuance of Common Stock and warrants in a shelf take-down under the Registration Statement, (iii) a press release announcing the Company's credit facility with Bank of Montreal and the related Current Report on Form 8-K and (iv) the Company's Form 10-Q for the quarter ended September 30, 2009 prior to the Closing Date, the Company covenants not to issue any press release (other than the Press Release) or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

(i)             Stabilization. The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Units.

(j)             Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Units.

(k)            Listing. The Company shall use its reasonable best efforts to ensure the additional shares of Common Stock, including the shares of Common Stock underlying the Warrants, are listed for quotation on the NYSE Amex at the Closing Date and to maintain such listing.

(l)             Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Units in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(m)           Sarbanes-Oxley Act. The Company will comply in all material respects with all effective applicable provisions of the Sarbanes Oxley Act.

(n)           Periodic Reports. The Company will file with the Commission such periodic and special reports as are required by the Exchange Act.

(o)            Lock-Up Period.  That the Company will not, for a period of forty-five (45) days from the date of this Agreement, (the "Lock-Up Period") without the prior written consent of the Placement Agent, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, other than (i) the Company's sale of the Units hereunder, (ii) the issuance of Common Stock or options to acquire Common Stock pursuant to the Company's employee benefit plans, qualified stock option plans or other director or employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus (provided, however, that the Company's directors, officers and employees may put in place a 10(b)5-1 trading plan during the Lock-Up Period that becomes effective after the termination of the Lock-Up Period), (iii) the issuance of Common Stock pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof, (iv) the issuance of up to 10 million shares of Common Stock or securities convertible into or exercisable or exchangeable for up to 10 million shares of Common Stock, for the purpose of mergers and acquisitions, (v) the issuance of any additional shares of Common Stock pursuant to the Company's existing at-the-market program, and (vi) the deposit of such additional number of shares of Common Stock with the Escrow Agent as may be required pursuant to the Triad acquisition.  The Company will cause each executive officer and director, and each shareholder listed in Schedule III to furnish to the Placement Agent, prior to the date of this Agreement, a letter, substantially in the form of Exhibit C hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Common Stock or any such securities and not to engage in any short selling of any Common Stock or any such securities, during the Lock-Up Period, without the prior written consent of the Placement Agent.  The Company also agrees that during the Lock-Up Period, other than for the sale of the Units hereunder and under the circumstances set forth in clauses (ii) through (v) hereof, without prior written consent of the Placement Agent, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for (i) a registration statement on Form S-8 relating to employee benefit plans and (ii) the Underlying Warrant Stock Registration Statement.

(p)            The Company shall maintain the effectiveness of the Registration Statement (or a suitable replacement) while any of the Warrants are outstanding; provided, however, that the Company may suspend the use of the Registration Statement for a period of not more than 30 days (a "Blackout Period") upon the advice of counsel that such Blackout Period is necessary due to material non-public information in the Company's possession.

4.             Costs and Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse the Placement Agent all actual and accountable direct and reasonable expenses incident to the performance of this Agreement and in connection with the transactions contemplated hereby, including the reasonable legal fees and expenses of counsel to the Placement Agent.

5.             Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder and the Investors under the Subscription Agreements are subject to the following conditions:

(a)           Filings with the Commission. Each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 3(a) hereof.

(b)           No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Units under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. On or prior to the Closing Date, the Registration Statement or any amendment thereof or supplement thereto shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Disclosure Package, nor any Issuer Free Writing Prospectus nor the Prospectus nor any amendment thereof or supplement thereto shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c)            Action Preventing Issuance. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(d)           Material Adverse Change. Subsequent to the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package, (i) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Disclosure Package, (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short–term debt or long–term debt of the Company (other than upon conversion of convertible indebtedness) or any material adverse change, in or affecting the business, assets, general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this subsection (d), is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Disclosure Package.

(e)            Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(f)            Opinions of Counsel to the Company. The Placement Agent shall have received from Fulbright & Jaworski L.L.P., counsel to the Company, such counsel's written opinion, addressed to the Placement Agent and the Investors and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent and their counsel. Such counsel to the Company shall also have furnished to the Placement Agent a written statement ("Negative Assurances"), addressed to the Placement Agent and dated the Closing Date, in form and substance satisfactory to the Placement Agent and its counsel.

(g)            Opinion of Counsel to the Placement Agent.  The Placement Agent shall have received from Bracewell & Giuliani LLP, counsel for the Placement Agent, such opinion or opinions, dated the Closing Date, with respect to such matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as it requests to enable it to pass upon such matters.

(h)            Accountant's Comfort Letter.  On the date hereof, the Placement Agent shall have received a letter dated the date hereof (the "Comfort Letter"), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and its counsel, from each of Malone & Bailey, PC and Appalachian Basin CPAs, Inc., (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or successor bulletins), in connection with registered public offerings.

(i)           Bring-Down Letter. On the Closing Date, the Placement Agent shall have received from Malone & Bailey, PC a letter (the "Bring-Down Letter"), dated the Closing Date, addressed to Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and its counsel, (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Disclosure Package and the Prospectus, as of a date not more than three days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Comfort Letter and (iii) confirming in all material respects the conclusions and findings set forth in the Comfort Letter.

(j)            Officer's Certificate. The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)           each of the representations, warranties and agreements of the Company contained in this Agreement were true and correct when originally made and are true and correct as of the Time of Sale and the Closing Date as if made on each such date (except that those representations and warranties that address matters only as of a particular date remain true and correct as of each such date); and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)          there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Disclosure Package, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business or assets of the Company except as set forth in the Prospectus;

(iii)         no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Units for offering or sale, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body;

(iv)        the Registration Statement and each amendment thereto, at the Time of Sale and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the Time of Sale and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(v)          no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement, the Prospectus or the Disclosure Package in order to make the statements therein not untrue or misleading in any material respect.

(k)            The NYSE Amex. The shares of Common Stock, including the shares of Common Stock underlying the Warrants, issued pursuant to this Agreement and the Subscription Agreement shall have been listed and authorized for trading on the NYSE Amex, and satisfactory evidence of such actions shall have been provided to the Placement Agent, which shall include oral confirmations from a member of the NYSE Amex staff.

(l)            Subscription Agreements. The Company shall have entered into the Subscription Agreements with each of the Investors, and such agreement shall be in full force and effect on the Closing Date.

(m)          Lock-Up Letters.  The Placement Agent shall have received the written agreements, substantially in the form of Exhibit C hereto, of the executive officers, directors and shareholders of the Company listed in Schedule III to this Agreement.

(n)          Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 8 hereof shall at all times be effective and shall survive such termination.

5.1           Sales to Canadian Residents.  Canaccord and the Company agree that Units may be offered to certain residents of Canada in accordance with the terms set out in Schedule IV hereto (which terms, and the representations, warranties and covenants set out in such Schedule, shall be deemed to be incorporated by reference into this Agreement and form a part hereof), and Canaccord has otherwise caused such offer and sale to comply with all Applicable Canadian Securities Laws (as defined in Schedule IV hereto).

 6.           Indemnification and Contribution.

(a)            Indemnification of the Placement Agent. The Company agrees to indemnify, defend and hold harmless the Placement Agent, its affiliates and each of its respective directors, officers, members, employees, representatives and agents and any person who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any losses, claims, damages, expenses or liabilities, joint or several, to which such person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to Investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock ("Marketing Materials"), including any roadshow or investor presentations made to Investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Placement Agent for any reasonable legal or other expenses incurred by it in connection with investigating or defending against such loss, claim, damage, liability, expense or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability or action arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof, which information the parties hereto agree is limited to the Placement Agent's Information or (y) an untrue statement or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, any such amendment or supplement, any Issuer Free Writing Prospectus or any Marketing Materials that is corrected by an amendment or other corrective materials provided by the Company to the Placement Agent and the Placement Agent fails, due solely to gross negligence or willful misconduct, to deliver such corrective materials to the Investors.

(b)            Indemnification of the Company. The Placement Agent agrees to indemnify, defend and hold harmless the Company against any losses, claims, damages, expenses or liabilities to which the Company may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof, which information the parties hereto agree is limited to the Placement Agent's Information relating to the Placement Agent, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action. Notwithstanding the provisions of this Section 6(b), in no event shall any indemnity by the Placement Agent under this Section 6(b) exceed the total compensation received by the Placement Agent in accordance with Section 1(b) hereof.

(c)            Notice and Procedures. If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "Indemnified Party") in respect of which indemnity may be sought against the Company or the Placement Agent (as applicable, the "Indemnifying Party") pursuant to subsections (a) or (b) above, respectively, of this Section 6, such Indemnified Party shall promptly notify such Indemnifying Party in writing of the institution of such Proceeding and such Indemnifying Party shall assume the defense of such Proceeding, including the employment of counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party) and payment of all reasonable fees and expenses; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which such Indemnifying Party may have to any Indemnified Party or otherwise, except to the extent the Indemnifying Party has been actually prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a) or (b) above. The Indemnified Party or Parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such Proceeding, (ii) the Indemnifying Party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or (iii) such Indemnified Party or Parties shall have reasonably concluded upon written advice of counsel that there may be one or more legal defenses available to it or them which are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party or Parties, but such Indemnifying Party or Parties may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the Indemnified Parties who are parties to such Proceeding). An Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this Section 6(c), then the Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given the Indemnifying Party at least 30 days' prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

(d)            Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under subsections (a) or (b) of this Section 6 or insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to in subsections (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Parties on the one hand and the Indemnified Party or Parties on the other hand from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or Parties on the one hand and the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units (before deducting expenses) received by the Company bear to the discounts and commissions received by the Placement Agent.  The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Placement Agent, on the other hand, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agent's Information relating to the Placement Agent.

(e)            Allocation. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to subsection (d) above were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of subsection (d) above. Notwithstanding the provisions of this Section 6(e), the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by the Placement Agent in accordance with Section 1(b) less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

(f)            Representations and Agreements to Survive Delivery. The obligations of the Company and the Placement Agent under this Section 6 shall be in addition to any liability which the Company or the Placement Agent may otherwise have. The indemnity and contribution agreements contained in this Section 6 and the covenants, agreements, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any person who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Units. The Company and the Placement Agent agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Units, or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

7.              Information Furnished by Placement Agent.

(a)            The Company acknowledges that the statements set forth in the paragraph under the heading "Plan of Distribution" in the Prospectus (the "Placement Agent's Information") constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent as such information is referred to in Sections 2 and 6 hereof.

(b)           The Placement Agent agrees and confirms that it has not provided any Investor or its respective agents or counsel with any information about the Company that constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus.

 8.            Termination. The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (i) prior to delivery and payment for the Units (A) trading in securities generally shall have been suspended on or by the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market or in the over the counter market (each, a "Trading Market"), (B) trading in the Common Stock of the Company shall have been suspended on any exchange, in the over-the-counter market or by the Commission, (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (D) there shall have occurred any outbreak or material escalation of material hostilities or material acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, (E) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the reasonable judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Units on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus, (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Disclosure Package or incorporated by reference therein, there has been any Material Adverse Effect, (iii) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreements, other than by reason of a default by the Placement Agent, or (iv) any condition of the Placement Agent's obligations hereunder is not fulfilled. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 12 hereof shall at all times be effective notwithstanding such termination.

 9.            Notices. All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a)            if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission as follows:

Canaccord Adams Inc.
99 High Street
Boston, MA 02110
Facsimile No.: (617) 788-1553

with a copy (which shall not constitute notice) to:

Bracewell & Giuliani LLP
1445 Ross Avenue, Suite 3800
Dallas, Texas  75202
Attention: Brice Tarzwell
Facsimile No.: (214) 468-3888

(b)           if to the Company shall originate from the Placement Agent and shall be delivered or sent by mail, telex or facsimile transmission to:

Magnum Hunter Resources Corporation
777 Post Oak Blvd., Suite 910
Houston, Texas  77056
Attention: Gary C. Evans, Chairman
Facsimile No.: (832) 369-6992

with a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Attention: Dave Morrison and Alexis Thomason
Facsimile No.: (214) 855-8200

Any such statements, requests, notices or agreements shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10.           Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) hereof and the indemnities of the Placement Agent shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(b) hereof; and (ii) the Investors are relying on the representations made by the Company under, and are intended third party beneficiaries of, this Agreement.  The term "successors and assigns" as herein used shall not include any purchaser of the Units by reason merely of such purchase.

11.           Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof. Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of State of New York located in the City and County of New York or the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Placement Agent. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties each agree  that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts in the jurisdiction of which such party is or may be subject, by suit upon such judgment.

12.           No Fiduciary Relationship. The Company hereby acknowledges and agrees that:

(a)            No Other Relationship. The Placement Agent has been retained solely to act as the exclusive Placement Agent in connection with the offering of the Company's securities. The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or has undertaken in furtherance of the offering of the Company's securities, either before or after the date hereof, irrespective of whether the Placement Agent has advised or is advising the Company on other matters. The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.

(b)            Arm's-Length Negotiations. The price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Investors and the Placement Agent, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.

(c)           Absence of Obligation to Disclose. The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests or transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

(d)           Waiver. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company, including stockholders, employees or creditors of the Company.

13.           Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.           Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

15.           Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile or portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

16.           Research Analyst Independence. The Company acknowledges that the Placement Agent's research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Placement Agent's research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment banking division. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent's investment banking division. The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 16 shall relieve the Placement Agent of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

17.           Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

18.           Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.           Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, MAGNUM HUNTER RESOURCES CORPORATION By: /s/ Ronald D. Ormand Name:Ronald D. Ormand Title: Executive Vice President and Chief Executive Officer

Accepted as of the date first
above written:

CANACCORD ADAMS INC.

By: /s/ Christian Gibson
Name: Christian Gibson
Title:    Managing Director

Schedules and Exhibits

Schedule I:	Allocation between Placement Agent

Schedule II:	Issuer Free Writing Prospectus

Schedule III:	List of Directors and Officers for Lock-Up Letter

Schedule IV:	Terms and Conditions for Canadian Offer and Sales

Exhibit A:	Subscription Agreements

Exhibit B:	Pricing Information

Exhibit C:	Form of Lock-Up Letter

SCHEDULE I

Allocation between Placement Agents

Name	Pro Rata Units
Canaccord Adams Inc.	100%
Total	100%

SCHEDULE II

Issuer Free Writing Prospectus

[None]

SCHEDULE III

List of Directors and Officers for Lock-Up Letter

Gary C. Evans
Ron Ormand
Jim Denny
Hershal ("Kip") Ferguson III
M. Bradley Davis
Don Kirkendall
David Krueger

SCHEDULE IV

TERMS AND CONDITIONS FOR
CANADIAN OFFERS AND SALES

1.
For the purposes of this Schedule, capitalized terms not otherwise defined have the meanings given to them in the Placement Agency Agreement to which this Schedule is attached and the following terms will have the meanings indicated:

(a)
"Institutional Accredited Investor" has the meaning set out in the definition of "Accredited Investor" in Section 1.1 of National Instrument 45-106 of the Canadian Securities Administrators, but expressly excluding the individuals described in items (j), (k) or (l) of such definition.

(b)	"Applicable Canadian Securities Laws" means all applicable securities laws, rules, regulations, notices, instruments, blanket orders and policies in each of the provinces and territories of Canada.

(c)	("Canadian Wrap" means the Disclosure Package supplemented with wrap pages describing matters relating to Canadian securities laws in the form agreed to by Canaccord Adams Inc. and the Company.

2.	The Placement Agent may offer and sell the Units within Canada on the terms and subject to the conditions of this Schedule. In connection therewith, the Company represents and warrants that:

(a)	it is not a reporting issuer in any jurisdiction in Canada;

(b)	at the Closing Date, after giving effect to the issue of the Units, to the Company's knowledge, residents of Canada:

(i)	(will not own directly or indirectly more than 10 percent of the outstanding shares of common stock of the Company; and

(ii)	(will not represent in number more than 10 percent of the total number of owners directly or indirectly of shares of common stock of the Company.

3.
The Placement Agent acknowledges that the Company is not a reporting issuer in any jurisdiction of Canada and the Prospectus will not be filed with any securities regulatory authority in Canada and the Units may be offered and sold only to Institutional Accredited Investors in transactions exempt from the registration and prospectus requirements of Applicable Canadian Securities Laws.  Accordingly, the Placement Agent represents, warrants and covenants, and will cause its Canadian affiliates to comply with such representations, warranties and covenants, that:

(a)	it will not offer or sell any Units in Canada, except in accordance with Section 2.3 of National Instrument 45-106 to persons who are Institutional Accredited Investors;

(b)
it will not cause any advertisement of the Units in any printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, or any other form of advertising in Canada;

(c)	all offers and sales of the Units in Canada will be effected through an investment dealer duly registered under Applicable Canadian Securities Laws;

(d)
it will not use any written material in connection with offer and sales of Units in Canada other than the Canadian Wrap and it agrees to deliver a copy of the Canadian Wrap to each purchaser of Units in Canada;

(e)
any offer, sale or solicitation of an offer to buy Units made to a person in Canada will be made only to a person it reasonably believes to be an Institutional Accredited Investor who is acquiring the Units as principal;

(f)
all purchasers of the Units in Canada will be informed that the Units are being offered and sold in Canada in reliance on exemptions from the prospectus and registration requirements of Applicable Canadian Securities Laws and that the Units can be resold only in accordance with further exemptions from such requirements;

(g)	on or prior to the Closing Date, it will provide to the Company's transfer agent a list of all purchasers of the Units in Canada; and

(h)
(it will collect the following information for each purchaser of Units in Canada, and will provide such information to the Company to enable the Company to file, with the applicable securities regulatory authorities in Canada, reports of the trades of Units on Form 45-106F1 and such other filings as may be required under Applicable Canadian Securities Laws: full name, address and telephone number and number of Units purchased.

EXHIBIT A

Subscription Agreements

EXHIBIT B

Pricing Information

EXHIBIT C

Form of Lock-Up Letter